POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Joshua B. Deringer, Scott Higbee and Daniel Dwyer, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to:

1.sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the MVP Private Markets Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of October, 2021.

/s/ Kent Misener
Signature

Kent Misener
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POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Joshua B. Deringer, Scott Higbee and Daniel Dwyer, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to:

1.sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the MVP Private Markets Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of October, 2021.

/s/ Taylor Nadauld
Signature

Taylor Nadauld
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